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Protective Life and Annuity Insurance Company Variable Annuity Account A of Protective Life 2801 Highway 280 South Birmingham, Alabama 35223 Telephone: 1-800-456-6330 www.protective.com/annuities

    This Prospectus describes the Protective Variable Annuity Contract, an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life and Annuity Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

    You may allocate your Purchase Payments to one or more of the Sub-Accounts of the Protective Variable Annuity Account A of Protective Life, the Guaranteed Account, or both. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Oppenheimer Variable Account Funds, MFS® Variable Insurance Trust, Calvert Variable Series, Inc., Van Eck Worldwide Insurance Trust and Goldman Sachs Variable Insurance Trust. The Funds are:

Protective Investment Company International Equity Fund Small Cap Value Fund Capital Growth Fund CoreSM U.S. Equity Fund Growth and Income Fund Global Income Fund
MFS® Variable Insurance Trust
New Discovery Series
Emerging Growth Series
Research Series
Investors Growth Stock Series
 (formerly "Growth Series")
Investors Trust Series (formerly
 "Growth with Income Series")
Utilities Series
Total Return Series
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA
Global Securities Fund/VA
Capital Appreciation Fund/VA
Main Street Growth &
  Income Fund/VA
High Income Fund/VA
Strategic Bond Fund/VA
Money Fund/VA

Van Kampen Life Investment Trust
Aggressive Growth Portfolio Class II
Emerging Growth Portfolio
Enterprise Portfolio
Comstock Portfolio
Growth and Income Portfolio
Strategic Stock Portfolio
Asset Allocation Portfolio	Calvert Variable Series, Inc. Social Small Cap Growth Portfolio Social Balanced Portfolio Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund Worldwide Real Estate Fund	Goldman Sachs Variable Insurance Trust Internet Tollkeeper Fund

   The value of your Contract, except amounts you allocate to the Guaranteed Account, will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

    This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

    Please read this prospectus carefully. Investors should keep a copy for future reference. This prospectus must be accompanied by a current prospectus for each of the Funds.

    The Protective Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2001

DEFINITIONS

    "We", "us", "our", "Protective Life", and "Company" refer to Protective Life and Annuity Insurance Company. "You" and "your" refer to the person(s) who has been issued a Contract.

    Accumulation Unit: A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

    Allocation Option: Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract.

    Annuity Commencement Date: The date as of which the Contract Value, less applicable premium tax, is applied to an Annuity Option.

    Annuity Option: The payout option under which the Company makes annuity income payments.

    Annuity Purchase Value: At any time prior to the Annuity Commencement Date, the greater of: (1) Surrender Value, or (2) 95% of Contract Value (less applicable premium tax).

    Contract: The Protective Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

    Contract Anniversary: The same month and day as the Effective Date in each subsequent year of the Contract.

    Contract Value: Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

    Contract Year: Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

    DCA: Dollar cost averaging.

    DCA Fixed Account: The DCA Fixed Account is part of the Company's general account and is not part of or dependent upon the investment performance of the Variable Account. This account is available for dollar cost averaging only.

    Effective Date: The date as of which the initial Purchase Payment is credited to the Contract and the date the Contract takes effect.

    Fixed Account: The Fixed Account is part of the Company's general account and is not part of or dependent upon the investment performance of the Variable Account.

    Fund: Any investment portfolio in which a corresponding Sub-Account invests.

    Guaranteed Account: The Fixed Account, DCA Fixed Account, and any other Allocation Option we may offer with interest rate guarantees.

    Purchase Payment: The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

    Qualified Contracts: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

    Qualified Plans: Retirement plans that receive favorable tax treatment under sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

    Sub-Account: A separate division of the Variable Account.

    Valuation Day: Each day on which the New York Stock Exchange is open for business.

    Valuation Period: The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next Valuation Day.

    Variable Account: The Variable Annuity Account A of Protective Life, a separate investment account of Protective Life.

    Written Notice: A notice or request submitted in writing in a form satisfactory to the Company that we receive at the administrative office via hand delivery, courier, mail, or facsimile transmission.

EXPENSES

    The following expense information assumes that the entire Contract Value is Variable Account Value.

OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge Imposed on Amount Surrendered (contingent deferred sales charge as a % of amount surrendered)	7%
Transfer Processing Fee	None	*
ANNUAL CONTRACT MAINTENANCE FEE	$30	**
ANNUAL VARIABLE ACCOUNT EXPENSES (as a percentage of average Variable Account value)
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Annual Variable Account Expenses	1.40%

*	Protective Life reserves the right to charge a Transfer Fee in the future. (See "Charges and Deductions".)
**	The contract maintenance fee may not apply. (See "Charges and Deductions".)

ANNUAL FUND EXPENSES
   (after reimbursement and as percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees*	Other Expenses After Reimbursement	Total Annual Fund Expenses (after reimbursements)

Protective Investment Company (PIC) (1)
International Equity Fund	1.10%		0.00%	1.10%
Small Cap Value Fund	0.80%		0.00%	0.80%
Capital Growth Fund	0.80%		0.00%	0.80%
CORESM U.S. Equity Fund	0.80%		0.00%	0.80%
Growth and Income Fund	0.80%		0.00%	0.80%
Global Income Fund	1.10%		0.00%	1.10%
Van Kampen Life Investment Trust (2)
Aggressive Growth Portfolio Class II	0.00%	0.25%	1.01%	1.26%
Emerging Growth Portfolio	0.70%		0.05%	0.75%
Enterprise Portfolio	0.50%		0.10%	0.60%
Comstock Portfolio	0.00%		1.01%	1.01%
Growth and Income Portfolio	0.55%		0.20%	0.75%
Strategic Stock Portfolio	0.13%		0.53%	0.66%
Asset Allocation Portfolio	0.33%		0.27%	0.60%
MFS® Variable Insurance TrustSM (3, 4)
New Discovery Series	0.90%		0.16%	1.06%
Emerging Growth Series	0.75%		0.10%	0.85%
Research Series	0.75%		0.10%	0.85%
Investors Growth Stock Series	0.75%		0.16%	0.91%
Investors Trust Series	0.75%		0.12%	0.87%
Utilities Series	0.75%		0.16%	0.91%
Total Return Series	0.75%		0.15%	0.90%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.62%		0.02%	0.64%
Global Securities Fund/VA	0.64%		0.04%	0.68%
Capital Appreciation Fund/VA	0.64%		0.03%	0.67%
Main Street Growth & Income Fund/VA	0.70%		0.03%	0.73%
High Income Fund/VA	0.74%		0.05%	0.79%
Strategic Bond Fund/VA	0.74%		0.05%	0.79%
Money Fund/VA	0.45%		0.06%	0.51%
Calvert Variable Series, Inc. (5)
Social Small Cap Growth Portfolio	1.00%		0.61%	1.61%
Social Balanced Portfolio	0.70%		0.18%	0.88%
Van Eck Worldwide Insurance Trust (6)
Worldwide Hard Assets Fund	1.00%		0.14%	1.14%
Worldwide Real Estate Fund	1.00%		0.45%	1.45%
Goldman Sachs Variable Insurance Trust (7)
Internet Tollkeeper Fund-SM	1.00%		0.25%	1.25%

*The 12b-1 fees deducted from 12b-1 classes of the Funds cover certain distribution and shareholder support services provided by the companies selling Contracts investing in those Funds. The portion of the 12b-1 fees assessed against the Variable Account's assets in the Funds will be remitted to Investment Distributors, Inc., the principal underwriter for the Contracts.

(1)	The annual expenses listed for all of the PIC funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 2000 were: CORESM U.S. Equity Fund 0.86%, Small Cap Value Fund 0.88%, International Equity Fund 1.30%, Growth and Income Fund 0.85%, Capital Growth Fund 0.86%, and Global Income Fund 1.35%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.
(2)
The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period of January 1, 2000 to December 31, 2000 and will continue through the period of January 1, 2001 to December 31, 2001. There is no guarantee that the Advisor will continue the reimbursement beyond December 31, 2001. Absent these reimbursements, the advisory fees would have been 0.60% for the Comstock Portfolio, 0.60% for the Growth and Income Portfolio; 0.50% for the Strategic Stock Portfolio and 0.75% for the Asset Allocation Portfolio; the "Other Expenses" would have been 1.60% for the Comstock Portfolio, 0.20% for the Growth and Income Portfolio, 0.53% for the Strategic Stock Portfolio and 0.27% for the Asset Allocation Portfolio. Because distribution and/or service (12b-1) fees are paid out of the Aggressive Growth Portfolio Class II's assets on an ongoing basis over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(3)
MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that, with the exception of the Utilities Series, each series' "Other Expenses" shall not exceed 0.15% of the average daily net assets of these series during the current fiscal year. This waiver and reimbursement was in effect for the period ending December 31, 2000. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2002 in the case of the New Discovery Series). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2002, unless terminated with the consent of the board of trustees which oversees the series. Absent the reimbursements, total expenses for the New Discovery Series for the period ended December 31, 2000 were 1.09% reflecting "Other Expenses" of 0.19% and total expenses for the Investors Growth Stock Series were 0.92% reflecting "Other Expenses" of 0.17%.
(4)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had these fee reductions been taken into account, "Total Expenses" would be lower for certain series and would equal: 1.05% for the New Discovery Series; 0.84% for the Emerging Growth Series; 0.84% for the Research Series; 0.86% for the Investors Trust Series; 0.90% for the Investors Growth Stock Series; 0.89% for the Total Return Series, and 0.90% for the Utilities Series.
(5)
"Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86% for Calvert Social Balanced, and 1.26% for Calvert Social Small Cap Growth.

(6)
The Adviser agreed to assume expenses on the Worldwide Real Estate Fund exceeding 1.50% of average daily net assets, except interest, taxes, brokerage commissions and extraordinary expenses for the year ended December 31, 2000. In addition, Operating Expenses for the Worldwide Hard Assets Fund and the Worldwide Real Estate Fund were reduced by a brokerage agreement where the Funds direct certain portfolio trades to a broker that, in return, pays a portion of the Funds' operating expenses. The brokerage agreement has resulted in an additional 0.05% reduction in Other Expenses for the Worldwide Real Estate Fund and a 0.02% reduction in Other Expenses for the Worldwide Hard Assets Fund. Without such expense assumptions and reductions, Other Expenses would have been 0.16% for the Worldwide Hard Assets Fund and 1.27% for the Worldwide Real Estate Fund for the year ended December 31, 2000 and Total Expenses would have been 1.16% and 2.27%, respectively.
(7)
Expense ratios are shown after fee waivers and reimbursements by the investment adviser. The expense ratios before the waiver and reimbursement would have been as follows: "Management Fees" of 1.00%, "Other Expenses" of 4.62% and "Total Expenses" of 5.62%.

EXAMPLES

    At the end of the applicable time period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets.

	If Contract is Surrendered at End of Applicable Period				If Contract is Not Surrendered at End of Applicable Period
Sub-Account	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
PIC International Equity	87	125	164	289	26	79	136	289
PIC Small Cap Value	84	116	150	258	23	70	120	258
PIC Capital Growth	84	116	150	258	23	70	120	258
PIC CORESM U. S. Equity	84	116	150	258	23	70	120	258
PIC Growth and Income	84	116	150	258	23	70	120	258
PIC Global Income	87	125	164	289	26	79	136	289
Van Kampen Aggressive Growth II	88	130	172	304	27	84	143	304
Van Kampen Emerging Growth	83	115	147	253	22	69	118	253
Van Kampen Enterprise	82	111	140	238	21	64	110	238
Van Kampen Comstock	86	122	160	280	25	77	131	280
Van Kampen Growth and Income	83	115	147	253	22	69	118	253
Van Kampen Strategic Stock	83	112	143	244	21	66	113	244
Van Kampen Asset Allocation	82	111	140	238	21	64	110	238
MFS New Discovery	86	124	162	285	25	78	134	285
MFS Emerging Growth	84	118	152	264	23	72	123	264
MFS Research	84	118	152	264	23	72	123	264
MFS Investors Growth Stock	85	120	155	270	24	74	126	270
MFS Investors Trust	85	118	153	266	24	72	124	266
MFS Utilities	85	120	155	270	24	74	126	270
MFS Total Return	85	119	155	269	24	73	126	269
Oppenheimer Aggressive Growth	82	112	142	242	21	65	112	242
Oppenheimer Global Securities	83	113	144	246	22	67	114	246
Oppenheimer Capital Appreciation	83	113	143	245	22	66	114	245
Oppenheimer Main Street Growth & Income	83	114	146	251	22	68	117	251
Oppenheimer High Income	84	116	149	257	23	70	120	257
Oppenheimer Strategic Bond	84	116	149	257	23	70	120	257
Oppenheimer Money Fund	81	108	135	229	20	62	106	229
Calvert Social Small Cap Growth	92	140	189	337	31	95	161	337
Calvert Social Balanced	85	119	154	267	24	73	125	267
Van Eck Worldwide Hard Assets	87	126	166	292	26	81	138	292
Van Eck Worldwide Real Estate	90	135	181	322	29	90	153	322
Goldman Sachs Internet Tollkeeper	88	129	172	303	27	84	143	303

    The preceding Expenses and Examples are intended to assist the owners in understanding the costs and expenses that he or she will bear directly or indirectly. They reflect the expenses for the Variable Account and each Fund for the period January 1, 2000 to December 31, 2000. For a more complete description of the various costs and expenses associated with the Contract, see "Charges and Deductions" in this prospectus. For a more complete description of the management fees associated with the Funds, see the prospectuses for each of the Funds, which accompany this prospectus. In addition to the expenses listed above, premium taxes currently varying from 0 to 3.5% may be applicable in certain states.

    The Examples assume that no transfer fee or premium taxes have been assessed and that the contract maintenance fee is $30. At the anticipated average Contract value of $59,563.39, the contract maintenance fee is equivalent to 0.06%.

    The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

SUMMARY

The Contract

What is the Protective Variable Annuity Contract?	The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract".)
How is a Contract Issued?	Protective Life will issue the Contract when it receives and accepts your complete application information and an initial Purchase Payment. (See "Issuance of a Contract".)
What are the Purchase Payments?
The minimum amount which Protective Life will accept as an initial Purchase Payment is $5,000 for a Non-Qualified Contract and $2,000 for a Qualified Contract. Subsequent Purchase Payments may be made at any time. The minimum subsequent Purchase Payment we will accept is $250, or $50 if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior administrative office approval is $1,000,000. We reserve the right not to accept any Purchase Payment. (See "Purchase Payments".)
Can I Cancel the Contract?
You have the right to return the Contract within 30 days after you receive it. The returned Contract will be treated as if it were never issued. If the Contract is issued as an IRA and returned within 7 days, Protective Life will refund the Purchase Payments; otherwise Protective Life will refund the Contract Value. This amount may be more or less than the Purchase Payments. (See "Right to Cancel".)
Can I Transfer Amounts in the Contract?
Prior to the Annuity Commencement Date, you may request transfers from one Allocation Option to another. No transfers may be made into the DCA Fixed Accounts. At least $100 must be transferred. Protective Life reserves the right to limit the maximum amount that may be transferred from the Fixed Account to the greater of (a) $2,500; or (b) 25% of the value of the Fixed Account per Contract Year. The Company reserves the right to charge a transfer fee of $25 for each transfer after the 12th transfer during such Contract Year. (See "Transfers".)
Can I Surrender the Contract?
Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its Surrender Value. (See "Surrenders and Partial Surrenders".) Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Internal Revenue Code section 403(b) may not be allowed in certain circumstances.
Is there a Death Benefit?
If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death. The death benefit will depend on the age of the Owner on the date of death.

In general, if an Owner dies on or before his or her 90th birthday, the death benefit is the greater of: (1) the Contract Value; or (2) aggregate Purchase Payments less aggregate amounts surrendered and any associated surrender charges; or (3) the maximum Anniversary Value.
If the Owner dies after his or her 90th birthday, the death benefit is the Contract Value.
Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. (See "Death Benefit".)
Are there Charges and Deductions from my Contract?	The following charges and deductions are made in connection with the Contract:
Surrender Charges.
Full or partial surrenders are subject to a surrender charge. The surrender charge is equal to a specified percentage (maximum 7%) of each Purchase Payment surrendered. No surrender charge applies to Contract Value in excess of the total of the Purchase Payments (less prior partial surrenders of Purchase Payments). Protective Life calculates the surrender charge using the assumption that the Contract Value in excess of aggregate Purchase Payments (less prior partial surrenders of Purchase Payments) is surrendered before any Purchase Payments and that Purchase Payments are surrendered on a first-in-first-out basis. (See "Surrender Charge.")
Mortality and Expense Risk Charge.
We will deduct a mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. The charge equals, on an annual basis, 1.25% of the average daily net assets of the Variable Account value attributable to the Contracts. (See "Mortality and Expense Risk Charge".)
Administration Charge.	We will deduct an administration charge equal, on an annual basis, to 0.15% of the average daily net assets of the Variable Account value supporting the Contracts. (See "Administration Charge".)
Contract Maintenance Fee.
Prior to the Annuity Commencement Date we will deduct a contract maintenance fee of $30 from the Contract Value on each Contract Anniversary, and on any day that the Contract is surrendered if the surrender occurs on any day other than the Contract Anniversary. Under certain circumstances, we may waive this fee. (See "Contract Maintenance Fee".)

Taxes.
Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization. Currently, New York does not impose a premium tax. The Company reserves the right to impose a charge for other taxes attributable to the Variable Account. (See "Charges and Deductions".)
Investment Management Fees and Other Expenses of the Funds.
The net assets of each Sub-Account of the Variable Account will reflect the investment management fee the corresponding Fund incurs as well as the other operating expenses and any applicable distribution and/or service (12b-1) fees of that Fund. For each Fund, the investment manager receives a daily fee for its investment management services. The management fees are based on the average daily net assets of the Fund. (See "Fund Expenses" and the Funds' prospectuses.)
What Annuity Options are Available?
Currently, we apply the Annuity Purchase Value to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a fixed period, and life income with payments for a guaranteed period. (See "Annuitization".)
Is the Contract Available for qualified retirement plans?
You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), pension and profit sharing plans (including H.R. 10 plans), and tax sheltered annuity plans. Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. (See "DESCRIPTION OF THE CONTRACT, The Contract," and "FEDERAL TAX MATTERS" and "QUALIFIED RETIREMENT PLANS.")

Federal Tax Status

    Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from the Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. (See "Federal Tax Matters".)

CONDENSED FINANCIAL INFORMATION

Sub-Accounts

    The date of inception of each of the Sub-Accounts is as follows:

May 1, 1998 —	PIC International Equity
PIC Small Cap Value
PIC CORE U.S. Equity
PIC Growth and Income
PIC Global Income
Oppenheimer Money Fund (formerly PIC Money Market)
PIC Capital Growth
MFS Emerging Growth
MFS Research
MFS Investors Trust (formerly "Growth with Income")
MFS Total Return
Oppenheimer Aggressive Growth
Oppenheimer Capital Appreciation (formerly Oppenheimer Growth Fund)
Oppenheimer Main Street Growth & Income (formerly Oppenheimer Growth & Income Fund)
Oppenheimer Strategic Bond
Calvert Social Small Cap Growth
Calvert Social Balanced
May 1, 1999 —	MFS New Discovery
MFS Utilities
Oppenheimer Global Securities
Oppenheimer High Income
Van Eck Worldwide Hard Assets
Van Eck Worldwide Real Estate
May 1, 2000 —	MFS Investors Growth Stock (formerly "Growth")
Van Kampen Emerging Growth
Van Kampen Enterprise
Van Kampen Comstock
Van Kampen Growth and Income
Van Kampen Strategic Stock
Van Kampen Asset Allocation
October 1, 2000 —	Van Kampen Aggressive Growth II
Goldman Sachs Internet Tollkeeper

Accumulation Units

    The following tables show, for each Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units offered in the Protective Variable Annuity Contract. From time to time, we may offer other variable annuity contracts with classes of Accumulation Units that have different mortality and expense risk charges and administrative charges than the class of Accumulation Units offered in the Protective Variable Annuity Contract. Only the class of Accumulation Units available in the Protective Variable Annuity Contract is shown in the following tables.

    The Accumulation Unit values and the number of Accumulation Units outstanding are shown as of December 31 of each year listed.

    You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

Accumulation Unit Values*

	Accumulation Units*
Sub-Account	1998	1999	2000
PIC
International Equity	16.07	21.09	17.88
Small Cap Value	12.07	11.93	15.56
Capital Growth	22.00	27.72	25.35
CORESM U.S. Equity	25.10	30.45	26.98
Growth and Income	19.40	20.28	18.86
Global Income	14.42	14.05	15.10
Van Kampen
Aggressive Growth II	—	—	7.62
Emerging Growth	—	—	7.29
Enterprise	—	—	7.76
Comstock	—	—	13.01
Growth and Income	—	—	11.12
Strategic Stock	—	—	11.58
Asset Allocation	—	—	9.66
MFS
New Discovery	11.97	20.46	19.78
Emerging Growth	15.02	26.19	20.76
Research	13.24	16.21	15.20
Investors Growth Stock	—	—	8.68
Investors Trust	13.75	14.47	14.25
Utilities	10.65	13.74	14.51
Total Return	12.29	12.50	14.30
Oppenheimer
Aggressive Growth	12.16	22.01	19.26
Global Securities	11.26	17.60	18.24
Capital Appreciation	13.72	19.16	18.85
Main Street Growth & Income	12.21	14.66	13.19
High Income	10.51	10.81	10.26
Money Fund	1.17	1.21	1.27
Strategic Bond	10.47	10.63	10.75
Calvert
Social Small Cap Growth	10.22	12.03	12.61
Social Balanced	12.77	14.13	13.50
Van Eck
Worldwide Hard Assets	9.50	11.34	12.45
Worldwide Real Estate	10.39	10.04	11.75
Goldman Sachs
Internet Tollkeeper	—	—	6.93

*	Accumulation Unit values are rounded to the nearest whole cent.

Accumulation Units Outstanding**

Sub-Account	1998	1999	2000
PIC
International Equity	375	10,212	25,905
Small Cap Value	1,233	6,663	8,343
Capital Growth	1,660	19,169	37,558
CORESM U.S. Equity	1,368	26,316	44,376
Growth and Income	3,703	30,915	39,158
Global Income	260	6,654	19,780
Van Kampen
Aggressive Growth II	—	—	1,674
Emerging Growth	—	—	9,219
Enterprise	—	—	8,101
Comstock	—	—	471
Growth and Income	—	—	3,297
Strategic Stock	—	—	—
Asset Allocations	—	—	—
MFS
New Discovery	—	3,677	15,587
Emerging Growth	253	13,198	20,615
Research	607	30,048	44,376
Investors Growth Series	—	—	1,104
Investors Trust	824	23,898	38,482
Utilities	—	248	6,279
Total Return	—	7,402	14,109
Oppenheimer
Aggressive Growth	427	5,848	18,091
Global Securities	—	2,543	11,182
Capital Appreciation	233	12,502	25,638
Main Street Growth & Income	1,483	43,182	91,904
High Income	—	0	385
Money Fund	—	419	29,412
Strategic Bond	860	14,726	31,756
Calvert
Social Small Cap Growth	—	431	984
Social Balanced	880	3,029	12,278
Van Eck
Worldwide Hard Assets	—	0	—
Worldwide Real Estate	—	0	—
Goldman Sachs
Internet Tollkeeper Fund	—	—	—

**	Accumulation Units are rounded to the nearest unit.

THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life Annuity and Insurance Company

    The Contracts are issued by Protective Life and Annuity Insurance Company (formerly American Foundation Life Insurance Company), a wholly owned subsidiary of Protective Life Insurance Company, which is the chief operating subsidiary of Protective Life Corporation, a Delaware insurance holding company whose stock is traded on the New York Stock Exchange. Protective Life and Annuity Insurance Company ("Protective Life") was organized as an Alabama company in 1978. Protective Life is authorized to transact business as an insurance company or a reinsurance company in 49 states (including New York) and Washington D.C. and offers a variety of individual life, individual and group annuity and group dental insurance products. The Company's assets for fiscal year ending in 2000 were in excess of 650 million dollars.

Variable Annuity Account A of Protective Life

    The Variable Annuity Account A of Protective Life, also called the Variable Account, is a separate investment account of Protective Life. The Variable Account was established under Alabama law by the Board of Directors of Protective Life on December 1, 1997. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. The portion of the assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

    Currently, thirty Sub-Accounts of the Variable Account are available under this Contract: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORESM U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Emerging Growth; Van Kampen Enterprise; Van Kampen Comstock; Van Kampen Growth and Income; Van Kampen Strategic Stock; Van Kampen Asset Allocation; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Growth; MFS Growth With Income; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities; Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Calvert Social Small Cap Growth; Calvert Social Balanced; Van Eck Worldwide Hard Assets; and Van Eck Worldwide Real Estate. Each Sub-Account invests in shares of a corresponding Fund. Therefore, the investment experience of your Contract depends on the experience of the Sub-Accounts that you select. Other contracts issued by Protective Life may offer some or all of the Sub-Accounts of the Variable Account.

Administration

    Pursuant to the terms of an agreement with Protective Life, Protective Life Insurance Company performs the Contract administration at its administrative office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company ("PIC") managed by Protective Investment Advisors, Inc., and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management Inc.; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM managed by MFS Investment Management; Calvert Variable Series, Inc. managed by Calvert Asset Management Company, Inc.; Van Eck Worldwide Insurance Trust managed by Van Eck Associates Corporation; or Goldman Sachs Variable Insurance TrustSM managed by Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. Shares of these Funds are offered only to:

        (1)  the Variable Account,

        (2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies,

        (3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and

        (4)  certain qualified retirement plans.

    Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company (PIC)

International Equity Fund.

    This Fund seeks long-term capital appreciation. This Fund will pursue its objectives by investing, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

Small Cap Value Fund.

    This Fund seeks long-term growth of capital. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

Capital Growth Fund.

    This Fund seeks long-term growth of capital. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential.

CORESM U.S. Equity Fund.

    This Fund seeks long-term growth of capital and dividend income. This Fund will pursue its objectives by investing, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index.

Growth and Income Fund.

    This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

Global Income Fund.

    This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers (including non-dollar securities) and entering into foreign currency transactions.

Van Kampen Life Investment Trust

Aggressive Growth Portfolio Class II.

    This Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of small and medium-sized companies.

Emerging Growth Portfolio.

    Seeks capital appreciation.

Enterprise Portfolio.

    Seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

Comstock Portfolio.

    Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Growth and Income.

    Seeks income and long-term growth of capital and income.

Strategic Stock Portfolio.

    Seeks above average total return through a combination of potential capital appreciation and dividend income consistent with the preservation of invested capital.

Asset Allocation Portfolio.

    Seeks high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.

MFS® Variable Insurance TrustSM

New Discovery Series.

    This Fund seeks capital appreciation.

Emerging Growth Series.

    This Fund seeks to provide long-term growth of capital.

Research Series.

    This Fund seeks to provide long-term growth of capital and future income.

Investors Growth Stock Series (formerly "Growth Series").

    This Fund seeks to provide long-term growth of capital and future income rather than current income.

Investors Trust Series (formerly "Growth with Income Series").

    This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

Utilities Series.

    This Fund seeks capital growth and current income above that available from a portfolio invested entirely in equity securities.

Total Return Series.

    This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

Aggressive Growth Fund/VA.

    This Fund seeks capital appreciation.

Global Securities Fund/VA.

    This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

Capital Appreciation Fund/VA.

    This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

Main Street Growth & Income Fund/VA.

    This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

High Income Fund/VA.

    This Fund seeks a high level of current income from investment in high yield fixed-income securities.

Money Fund/VA.

    The Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Strategic Bond Fund/VA.

    This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.

    This Fund seeks to provide long-term capital appreciation by investing in equity securities of companies that have small market capitalizations.

Social Balanced Portfolio.

    This Fund seeks to achieve a competitive total return through an actively managed, non-diversified portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Hard Assets Fund.

    This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of (together "Hard Assets"):

    (i)
    precious metals;
    (ii)
    natural resources;
    (iii)
    real estate; and
    (iv)
    commodities.

Worldwide Real Estate Fund.

    This Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.

Goldman Sachs Variable Insurance Trust

Internet Tollkeeper Fund

    This Fund seeks to provide long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets in equity securities of Internet Tollkeeper companies, which are companies in the media, telecommunications, technology and Internet sectors which provide access, infrastructure, content and services to Internet companies and users.

    There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current Statement of Additional Information for each of the Funds. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Other Information about the Funds

    Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Account Value to the Sub-Account investing in shares of that Fund.

    For Funds that pay 12b-1 fees, our affiliate, Investment Distributors, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from Fund assets for providing certain distribution and shareholder support services to the Fund. Protective Life has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or advisor. These percentages differ, and some investment managers or advisors pay us more than other investment managers or advisors. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders. The amounts we receive under these agreements may be significant.

Other Investors in the Funds

    PIC currently sells shares of its Funds only to Protective Life and Annuity Insurance Company ("Protective Life," formerly American Foundation Life Insurance Company), a Protective Life Insurance Company affiliate, as the underlying investment for the Variable Account and to Protective Life Insurance Company as the underlying investment for variable annuity contracts and variable life insurance policies issued by Protective Life Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts and variable life insurance policies or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable annuity contracts other than the Contracts or variable life insurance policies or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Account's investment in the Fund. (See the PIC Prospectus for more detail.)

    Shares of the Van Kampen Life Investment Trust, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the boards of directors (or trustees) of the Van Kampen Life Investment Trust, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

    Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine.

    If we make of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s) and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act. We may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

DESCRIPTION OF THE CONTRACT

    The following sections describe the Contracts currently being offered.

The Contract

    The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract Protective Life issues upon receiving complete application information and an initial Purchase Payment. (See "Purchase Payments.")

    You may purchase the Contract on a non-qualified basis. You may also purchase it for use with certain qualified retirement plans that receive special federal income tax treatment under the Internal Revenue Code, such as pension and profit sharing plans (including H.R. 10 Plans), tax sheltered annuity plans, individual retirement accounts, and individual retirement annuities.

    You may wish to consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements that receive favorable tax treatment, since many such plans or arrangements provide the same type of tax deferral as provided by the Contract. The Contract provides a number of extra benefits and features not provided by employee benefit plans or arrangements alone, although there are costs and expenses under the Contract related to these benefits and features. You should carefully consider these benefits and features in relation to their costs as they apply to your particular situation.

Parties to the Contract

Owner.

    The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together; they are designated as the Owner and the Joint Owner. In the case of Joint Owners, provisions relating to action by the Owner mean both Joint Owners acting together. Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. Protective Life will only issue a Contract prior to each Owner's 83rd birthday.

    The Owner of this Contract may be changed by Written Notice provided:

  (1)
  each new Owner's 84th birthday is after the date we receive such notice of a transfer; and

  (2)
  each new Owner's 90th birthday is on or after the Annuity Commencement Date.

    Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "Taxation of Annuities in General".)

Beneficiary.

    The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

        Primary — The Primary Beneficiary is the surviving Joint Owner, if any. If there is no surviving Joint Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

        Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

    If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

    Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

Annuitant.

    The Annuitant is the person on whose life annuity income payments may be based. The Owner is the Annuitant unless the Owner designates another person as the Annuitant. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise.

    The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not an individual the Annuitant may not be changed. The new Annuitant's 90th birthday must be on or after the Annuity Commencement Date in effect when the change of Annuitant is requested.

Payee.

    The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

    To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life, who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Internal Revenue Code.

    If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Allocation Option you direct in the application within two business days of receiving such Purchase Payment at the administrative office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Allocation Options within two business days.

    Information necessary to complete an application may be transmitted to the Company by telephone, facsimile, or electronic media.

Purchase Payments

    We will only accept an initial Purchase Payment prior to the older Owner's 83rd birthday. Protective Life may accept subsequent Purchase Payments. The minimum subsequent Purchase Payment we will accept is $250, unless the payment is made under the Automatic Purchase Payment plan. Currently, we will accept a minimum payment of $50 under this plan. We reserve the right not to accept any Purchase Payment.

    Purchase Payments are payable at our administrative office. You may make them by check payable to Protective Life and Annuity Insurance Company or by any other method we deem acceptable. Protective Life retains the right to limit the maximum aggregate Purchase Payment that can be made without prior administrative office approval. This amount is currently $1,000,000.

    Under the current Automatic Purchase Payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept Automatic Purchase Payments on the 1st through the 28th day of each month. Each Automatic Purchase Payment must be at least $50. You may not allocate payments made through the Automatic Purchase Payment plan to any DCA Fixed Account. You may not elect the Automatic Purchase Payment plan and the systematic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders".) Upon notification of the death of any Owner the Company will terminate deductions under the Automatic Purchase Payment plan. (See "Allocation of Purchase Payments".)

Right To Cancel

    You have the right to return the Contract within 30 days after you receive it by returning it to our administrative office or the sales representative who sold it along with a written cancellation request. Return of the Contract by mail is effective on being postmarked, properly addressed and postage prepaid. We will treat the returned Contract as if it had never been issued. If the Contract is issued in connection with an IRA and returned within 7 days, Protective Life will refund the Purchase Payments; otherwise where permitted, Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time.

Allocation of Purchase Payments

    The allocation of your Purchase Payment among the Allocation Options you have selected will be at the next price determined after we receive your Purchase Payment. Owners must indicate in the application how their Purchase Payments are to be allocated among the Allocation Options.

    If your allocation instructions are indicated by percentages, whole percentages must be used. Subsequent Purchase Payments made through the Automatic Purchase Payment plan may not be allocated to any DCA Fixed Account. Subsequent Purchase Payments will not be allocated to a DCA Fixed Account if, on the day we receive the Purchase Payment, the value of that DCA Fixed Account is greater than $0.

    For Individual Retirement Annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate your initial Purchase Payment (and any subsequent Purchase Payment made during the free look period) to the Oppenheimer Money Fund Sub-Account until the expiration of the number of days in the right-to-cancel period starting from the date we mail the Contract from our administrative office. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

    Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, automated telephone system or via the Internet at www.protective.com/annuities. From time to time and at our sole discretion we may introduce additional methods for changing these instructions or discontinue any method of making non-written requests for changes. For non-written instructions regarding allocations, we will require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

Variable Account Value

Sub-Account Value.

    A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

    The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the appropriate class of Accumulation Units in that Sub-Account on that day. (See "Determination of Accumulation Units" and "Determination of Accumulation Unit Value".) Only one class of Accumulation Units in each Sub-Account is available in the Contract. (See "Condensed Financial Information, Accumulation Units.")

Determination of Accumulation Units.

    Purchase Payments allocated to and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Purchase Payments allocated to or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

    Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

  •
  surrenders and applicable surrender charges;

  •
  partial surrenders and applicable surrender charges;

  •
  systematic withdrawals;

  •
  transfer from a Sub-Account and any applicable transfer fee;

  •
  payment of a death benefit claim;

  •
  application of the Annuity Purchase Value to an Annuity Option; and

  •
  deduction of the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event.

Determination of Accumulation Unit Value.

    The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

Net Investment Factor.

    The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

  (1)
  is the result of:
    a.
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

    b.
    the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

    c.
    a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the investment operations of the Sub-Account.
  (2)
  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

  (3)
  is a factor representing the Mortality and Expense Risk Charge and the Administration Charge for the number of days in the Valuation Period.

Transfers

    Prior to the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate.

    You must transfer at least $100, or if less, the entire amount in the Allocation Option each time you make a transfer. If after the transfer, the Contract Value remaining in any Allocation Option from which a transfer is made would be less than $100, then we may transfer the entire Contract Value in that Allocation Option instead of the requested amount. We reserve the right to limit the number of transfers to no more than 12 per Contract Year. For each additional transfer over 12 during each Contract Year, we reserve the right to charge a Transfer Fee which will not exceed $25. The Transfer Fee, if any, will be deducted from the amount being transferred. (See "Charges and Deductions — Transfer Fee".)

    Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of:

  (1)
  $2,500; or

  (2)
  25% of the Contract Value in the Fixed Account value.

    Transfers into any DCA Fixed Account are not permitted.

    Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, automated telephone system or via the Internet at www.protective.com/annuities. From time to time and at our sole discretion we may introduce additional methods for requesting transfers or discontinue any method of making non-written requests and facsimile transmitted requests for such transfers. We will require a form of personal identification prior to acting on non-written requests and facsimile transmitted requests and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reservation of Rights.

    We reserve the right to limit amounts transferred into or out of any account within the Guaranteed Account. We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions and facsimile transmitted instructions) without prior notice for any Contract or class of Contracts at any time for any reason. We also reserve the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests transfers during a single Valuation Period on behalf of the Owners of two or more Contracts.

Dollar Cost Averaging.

    Prior to the Annuity Commencement Date, you may instruct us by Written Notice to systematically and automatically transfer, on a monthly or quarterly basis, amounts from a DCA Fixed Account (or any other Allocation Option) to any Allocation Option, except that no transfers may be made into a DCA Fixed Account. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss. The minimum amount per transfer is $100. Dollar cost averaging must begin immediately for Purchase Payments allocated to a DCA Fixed Account.

    Dollar cost averaging transfers may be made on the 1st through the 28th day of each month. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

    The DCA Fixed Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into DCA Fixed Accounts 1 or 2 when that DCA Fixed Account value is greater than $0, and all funds must be transferred from one of these DCA Fixed Accounts prior to allocating a Purchase Payment to that DCA Fixed Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the rate applied to the first installment we receive. Any Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the number and frequency of the dollar cost averaging transfers, and the Allocation Option(s) into which the transfers are to be made.

    Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. From time to time, we may offer different maximum periods for dollar cost averaging amounts from these DCA Fixed Accounts.

    The periodic amount transferred from DCA Fixed Accounts 1 or 2 will be equal to the Purchase Payment allocated to such a DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. The periodic amount transferred from the DCA Fixed Account will be equal to the amount you specify or, like DCA Fixed Accounts 1 and 2, the Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from a DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. Any time dollar cost averaging transfers end, all Contract Value remaining in a DCA Fixed Account will be transferred to the Fixed Account. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

    There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if Protective Life elects to limit transfers, or the designated number of free transfers in any Contract Year if the Company elects to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue offering dollar cost averaging upon written notice to the Owner.

Portfolio Rebalancing.

    Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. You may not transfer any Contract Value to or from the Guaranteed Account as part of portfolio rebalancing. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

    You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

    There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if Protective Life elects to limit transfers, or the designated number of free transfers in any Contract Year if the Company elects to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Partial Surrenders

Surrender.

    At any time prior to the Annuity Commencement Date, you may request a surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request by Written Notice. We will pay you the surrender value in a lump sum unless you request payment under another payment option that we are making available at that time. A surrender may have federal and state income tax consequences. (See "Taxation of Full and Partial Surrenders".) Partial and full surrenders from Contracts issued as Tax-Sheltered Annuities are prohibited in certain circumstances. (See "Federal Tax Matters".) In accordance with SEC regulations, surrenders and partial surrenders are payable within 7 calendar days of our receiving Written Notice of your request. (See "Suspension or Delay in Payments".)

Surrender Value.

    The surrender value of your Contract is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your Written Notice requesting surrender and your Contract at our administrative office.

Partial Surrender.

    At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value. You may request a partial surrender by Written Notice or, if we have received your completed Telephone Withdrawal Authorization Form, by telephone. Partial surrenders by telephone are subject to limitations. We may eliminate partial withdrawals by telephone or change the requirements for partial withdrawals by telephone for any Contract or class of Contracts at any time without prior notice.

    We will withdraw the amount of your partial surrender from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender. The amount we will pay you upon a partial surrender is equal to the Contract Value surrendered minus any applicable surrender charge.

    You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated account(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

    A partial surrender may have federal and state income tax consequences. (See "Taxation of Partial and Full Surrenders".)

Cancellation of Accumulation Units.

    Surrenders and partial surrenders, including surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

Surrender and Partial Surrender Restrictions.

    The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

Restrictions on Distributions from Certain Types of Contracts.

    There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code restricts the distribution under Section 403(b) annuity contracts of:

  (i)
  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

  (ii)
  earnings on those contributions; and

  (iii)
  earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

    Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or hardship. In addition, income attributable to salary reduction contributions may not be distributed in the case of hardship.

    In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

Systematic Withdrawals.

    Currently, the Company offers a systematic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. In order to participate in the plan you must have:

  (1)
  made an initial Purchase Payment of at least $12,000; or

  (2)
  a surrender value as of the previous Contract Anniversary equal to at least $12,000.

    The systematic withdrawal plan and the Automatic Purchase Payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to systematic withdrawals from the Contract and the Owner should, therefore, consult with his or her tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders".)

    When you elect the systematic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Systematic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. You may instruct us as to the Allocation Options from which the withdrawals should be made. If you give no instructions, systematic withdrawals will be taken pro-rata from the Allocation Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

    The maximum amount you can withdraw under the systematic withdrawal plan each year without incurring a surrender charge is the greater of:

  (1)
  10% of all Purchase Payments made as of the date of the request, or

  (2)
  your cumulative earnings calculated as of each Contract Anniversary.

    Unless you instruct us to reduce the withdrawal amount so the annual total will not exceed these limits, we will continue to process withdrawals for the monthly amount you designate. Once the amount of your withdrawals exceeds the limit for surrender charge-free withdrawals, we reserve the right to deduct a surrender charge, if applicable, from the remaining payments made during that Contract Year. (See "Surrender Charge".)

    If the amount to be withdrawn from an Allocation Option exceeds the value available, the transaction will not be completed and the systematic withdrawal plan will terminate. Once systematic withdrawals have terminated due to insufficient available value, they will not be automatically reinstated in the event that the Allocation Option should reach a sufficient value again. If you request a partial surrender that is not part of the systematic withdrawal plan in a year when you have used the systematic withdrawal plan, that partial surrender will be subject to any applicable surrender charge. (See "Surrender Charge.") Upon notification of the death of any Owner we will terminate the systematic withdrawal plan. The systematic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

    There is no charge for the systematic withdrawal plan. We reserve the right to discontinue the systematic withdrawal plan upon Written Notice to you.

THE GUARANTEED ACCOUNT

    The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

    The Guaranteed Account currently includes the Fixed Account and three DCA Fixed Accounts. The Fixed Account and the DCA Fixed Accounts are part of Protective Life's general account. The assets of Protective Life's general account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. Since the Fixed Account and the DCA Fixed Accounts are part of the general account, Protective Life assumes the risk of investment gain or loss on this amount.

    You may allocate some or all of your Purchase Payments and may transfer some value or all of your Contract Value to an account within the Guaranteed Account, except that transfers may not be made into any DCA Fixed Account and Purchase Payments may not be allocated to DCA Fixed Account 1 or 2 when that DCA Fixed Account's value is greater than $0. All previously allocated funds must be transferred out of such a DCA Fixed Account prior to allocating a subsequent Purchase Payment to that DCA Fixed Account.

    Amounts allocated or transferred to an account within the Guaranteed Account earn interest from the date the funds are credited to the account. The interest rate we apply to Purchase Payments and transfers into the Fixed Account is guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect. The new interest rate is also guaranteed for one year.

    The DCA Fixed Accounts are designed to systematically transfer amounts to other Allocation Options over a designated period. (See "Transfers, Dollar Cost Averaging.") The interest rate we apply to Purchase Payments allocated to the DCA Fixed Account is guaranteed for one year from the date the Purchase Payment is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect. The new interest rate is also guaranteed for one year. The interest rate we apply to Purchase Payments allocated to DCA Fixed Accounts 1 or 2 is guaranteed for the period over which transfers are allowed from that DCA Fixed Account.

    From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that is less than an annual effective interest rate of 3.00%. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

Guaranteed Account Value.

    Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

  (1)
  Purchase Payments allocated to the Guaranteed Account; plus

  (2)
  amounts transferred into the Guaranteed Account; plus

  (3)
  interest credited to the Guaranteed Account; minus

  (4)
  amounts transferred out of the Guaranteed Account, including any applicable transfer fee; minus

  (5)
  the amount of any surrenders removed from the Guaranteed Account, including any applicable premium tax and surrender charges; minus

  (6)
  fees deducted from the Guaranteed Account.

    For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

DEATH BENEFIT

    If any Owner dies before the Annuity Commencement Date and while this Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. We will determine the death benefit as of the end of the Valuation Period in which we receive due proof of death. Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

    The Beneficiary may take the death benefit in one sum immediately. In this event the Contract will terminate. If the death benefit is not taken in one sum immediately, then the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire interest in the Contract must be distributed under one of the following options:

  (1)
  the entire interest must be distributed over the life of the Beneficiary, or over a period that does not extend beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death, or

  (2)
  the entire interest must be distributed within 5 years of the Owner's death.

    If no option is elected, we will distribute the entire interest within 5 years of the Owner's death.

    If the Beneficiary is the deceased Owner's spouse, then the surviving spouse may elect, in lieu of receiving the death benefit, to continue the Contract and become the new Owner. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must then be distributed to the new Beneficiary according to paragraph (1) or (2) above.

    The amount of the death benefit will depend upon the age of the Owner when he or she dies.

    If the Owner dies on or before his or her 90th birthday, the death benefit is the greatest of:

  (1)
  the Contract Value, which is the sum of the Variable Account value and the Guaranteed Account value,

  (2)
  aggregate Purchase Payments made under the Contract reduced by any partial surrenders and any associated charges, or

  (3)
  the maximum anniversary value.

    The maximum anniversary value is the greatest anniversary value attained. The anniversary value is the sum of:

  (1)
  the Contract Value on a Contract Anniversary; plus

  (2)
  all Purchase Payments made since that Contract Anniversary; minus

  (3)
  any partial surrenders (and any associated charges) made since that Contract Anniversary.

    An anniversary value is determined for each contract anniversary through the earlier of:

  (1)
  the deceased Owner's 80th birthday, or

  (2)
  the date of that Owner's death

    If the Owner dies after his or her 90th birthday, the death benefit is the Contract Value.

    If there is more than one Beneficiary, the foregoing provisions apply to each beneficiary individually.

    The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Internal Revenue Code. We reserve the right to endorse this Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing any such Contract modifications.

SUSPENSION OR DELAY IN PAYMENTS

    Payments of a partial or full surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances:

  1)
  when the New York Stock Exchange is closed; or

  2)
  when trading on the New York Stock Exchange is restricted; or

  3)
  when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

  4)
  when the SEC, by order, so permits for the protection of security holders.

    We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

CHARGES AND DEDUCTIONS

Surrender Charges (Contingent Deferred Sales Charge)

General

    We do not apply charges to Purchase Payments for sales expenses at the time you make Purchase Payments. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value if you make a partial surrender or surrender before the Annuity Commencement Date. Also, in certain circumstances we may deduct a surrender charge from amounts applied to Annuity Options. (See "Annuity Commencement Date.")

    In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

Determining the Surrender Charge

    The surrender charge is equal to the percentage of each Purchase Payment or portion of Purchase Payment you surrender as specified in the table below. We calculate the surrender charge separately and apply it to each Purchase Payment at any time you surrender the Purchase Payment. No such surrender charge applies to surrenders or partial surrenders of the Contract Value in excess of the aggregate Purchase Payments. We calculate the surrender charge using the principle that all Contract Value in excess of the aggregate Purchase Payments is surrendered before any Purchase Payments and that Purchase Payments are surrendered on a first-in-first-out basis.

    The surrender charge is as follows:

Number of Years Elapsed Between the Date of Receipt of Purchase Payment(s) & Date of Surrender	Surrender Charge as a Percentage of Purchase Payment Withdrawn in a Full Year
Less than 1	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6 and more	0%

Reduction or Elimination of Surrender Charge.

    We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in saving of sales expenses. We will determine, at our sole discretion, the entitlement to such a reduction in surrender charge.

    We may also waive surrender charges on partial surrenders taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life contracts. (See "Qualified Retirement Plans".)

Mortality and Expense Risk Charge

    To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account attributable to such Contracts. We deduct the Mortality and Expense Risk Charge only from the Variable Accounts.

    The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that Protective Life assumes also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. It is possible that the mortality and expense risk charge (or a portion of it) could be treated as an amount received through a partial surrender for tax purposes. (See "Federal Tax Matters.")

    We may incur a profit or loss from the mortality and expense risk-charge. Any profit may be used to finance distribution expenses.

Administration Charges

    We will deduct an administration charge equal, on an annual basis, to 0.15% of the daily net asset value of each Sub-Account in the Variable Account. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

Transfer Fee

    Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

    Prior to the Annuity Commencement Date, we deduct contract maintenance fee of $30 from the Contract Value on each Contract Anniversary, and on any day that the Contract is surrendered other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract. We will waive the contract maintenance fee in the event the Contract Value, or the aggregate Purchase Payments reduced by any withdrawals or partial surrenders, equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

    The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses incurred by the Funds. For each Fund, an investment manager is paid a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. (See the prospectuses for the Funds, which accompany this Prospectus.)

Premium Taxes

    Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization. Currently, New York does not impose a premium tax.

Other Taxes

    Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

ANNUITIZATION

Annuity Commencement Date

    On the Effective Date, the Annuity Commencement Date may be any date before or on the Annuitant's 90th birthday and may not be later than that date unless approved by Protective Life. The Owner may change the Annuity Commencement Date by Written Notice. The proposed Annuity Commencement Date must be at least 30 days after the written request is received by the Company. The new Annuity Commencement Date may be any date before or on the Annuitant's 90th birthday and may not be later than that date unless approved by Protective Life. Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 85) may in certain circumstances have adverse income tax consequences, (See "Federal Tax Matters".) Distributions from Qualified Contracts may be required before the Annuity Commencement Date.

    As of the Annuity Commencement Date, we will apply your Annuity Purchase Value to the Annuity Option you have selected, and determine the amount of your first annuity income payment.

Annuity Income Payments

    Annuity income payments are periodic payments from the Company to the designated payee, the amount of which is fixed and guaranteed by the Company. Each Annuity Option will result in a guaranteed amount that is not in any way dependent upon the investment experience of the Variable Account.

    Once annuity income payments have begun, they may not be surrendered.

Annuity Options

    We currently offer the following Annuity Options. We offer additional Annuity Options for Qualified Contracts; however, certain restrictions apply.

Annuity Option 1 — Payment for a Certain Period:

    We will make payments for the period you select. No certain period may be less than 5 or more than 30 years. The amount of each payment depends on the Annuity Purchase Value applied, the period selected and the payment rates in effect on the Annuity Commencement Date.

Annuity Option 2 — Life Income with Payment for a Certain Period:

    Equal payments are based on the life of the named Annuitant(s). We will make payments for the lifetime of the Annuitant(s) with payments guaranteed for up to 30 years. Payments stop at the end of the selected certain period or when the Annuitant dies, whichever is later. The amount of each payment depends on the Annuity Purchase Value applied, the period selected and the payment rates in effect on the Annuity Commencement Date.

Additional Option:

    You may use the Annuity Purchase Value to purchase any annuity contract that we offer on the date you elect the option.

Minimum Amounts

    If your Contract Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Contract Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum. The current minimum payment amount is $50.

Death of Annuitant or Owner After Annuity Commencement Date

    In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option selected have been paid, any remaining portion of such benefits will be paid out at least as rapidly as under the Annuity Option being used when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

YIELDS AND TOTAL RETURNS

    From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance. More detailed information about the calculation of performance information appears in the Statement of Additional Information.

    Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

    The yield of the Oppenheimer Money Fund Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The yield of a Sub-Account (except the Oppenheimer Money Fund Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

    The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are annualized based on an average return over various periods of time.

    Certain Funds have been in existence prior to the investments by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Account had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account (excluding any deductions for premium taxes).

    When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Account for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

    Until a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

Non-Standard Average Annual Total Returns

    In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

    Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

    Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

Performance Comparisons

    Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

    Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

    Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

    All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

FEDERAL TAX MATTERS

Introduction

    The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, amended (the "Code"), Treasury regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address estate and gift, or state and local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

    Protective Life is taxed as a life insurance company under the Internal Revenue Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Internal Revenue Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

    Under existing provisions of the Internal Revenue Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

  (1)
  the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

  (2)
  the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

  (3)
  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements.

    The Internal Revenue Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contact. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Internal Revenue Code and Treasury Department regulations.

Ownership Treatment.

    In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that the IRS would issue guidance by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, the IRS has not issued any such guidance.

    The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner.

    As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

    In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

  (1)
  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

  (2)
  certain Qualified Contracts;

  (3)
  Contracts purchased by employers upon the termination of certain Qualified Plans;

  (4)
  certain Contracts used in connection with structured settlement agreements; and

  (5)
  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Commencement Dates.

    If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

    The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

    In the case of a partial surrender, amounts you received are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract." Amounts received under a systematic withdrawal plan are treated as partial surrenders. In the case of a full surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not included in income. Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.") In addition, in the case of partial and full surrenders from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of the amount surrendered is made. (See "Direct Rollovers".)

    The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. As described elsewhere in this Prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a partial surrender of the Contract.

Taxation of Annuity Payments

    Normally, the portion of each annuity income payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. The exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract allocated to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

    Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

    There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

    Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Income Withholding".) In addition, in the case of annuity income payments from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of such annuity payments is made. (See "Direct Rollovers".)

Taxation of Death Benefit Proceeds

    Prior to the Annuity Commencement Date, amounts may be distributed from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

  (1)
  if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

  (2)
  if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

    After the Annuity Commencement Date, where a guaranteed period exists under an Annuity Option, and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includable in income as follows:

  (1)
  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

  (2)
  if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

    Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding".) In addition, in the case of such proceeds from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of such proceeds is made. (See "Direct Rollovers".)

Assignments, Pledges, and Gratuitous Transfers

    Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

Penalty Tax On Premature Distributions

    Where a Contract has not been issued in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract that is includable in income unless the payment is:

  (a)
  received on or after the Owner reaches age 59 1/2;

  (b)
  attributable to the Owner's becoming disabled (as defined in the tax law);

  (c)
  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

  (d)
  made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

  (e)
  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

      (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

    In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts owned by an individual not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Loss of Interest Deduction Where Contract Is Held By Or For the Benefit of Certain Nonnatural Persons

    In the case of Contracts issued after June 8, 1997 to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

    The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Internal Revenue Code. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

    The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, both the amount of the contribution that may be made, and the tax deduction or exclusion that the Owner may claim for such contribution, are limited under Qualified Plans and vary with the type of plan. Also, for full surrenders, partial surrenders, systematic withdrawals and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Similarly, loans from Qualified Contracts, where available, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising any loan privileges that are available.)

    If the Contract is used in connection with a Qualified Plan, the Owner and Annuitant must be the same individual. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act ("ERISA"), the spouse or former spouse of the Owner will have rights under the Contract. In such a case, the Owner may need the consent of the spouse or former spouse to change Annuity Options, or make a partial or full surrender of the Contract.

    In addition, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Internal Revenue Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

    There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

  (a)
  received on or after the Owner reaches age 59 1/2;

  (b)
  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

  (c)
  made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

    These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor.

    When issued in connection with a Qualified Plan, a Contract will be amended as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

    Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities.

    Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an IRA. IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), distributions from certain Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA.

    The Contract may not, however, be used in connection with an "Education IRA" under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Internal Revenue Code, or a "Simple IRA" under Section 408(p) of the Code.

    IRAs generally may not invest in life insurance contracts, but an annuity that is purchased by, or used as, an IRA may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

Roth IRAs.

    Section 408A of the Internal Revenue Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

    A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains age 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled or; (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Internal Revenue Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA, but a Roth IRA may not accept rollover contributions from other qualified plans. The state tax treatment of a Roth IRA may differ from federal tax treatment of a Roth IRA.

    As described above (see "Individual Retirement Annuities"), there is some uncertainty regarding the proper characterization of the Contract's death benefit for purposes of the tax rules governing IRAs (which include Roth IRAs).

Corporate and Self-employed ("H.R. 10" and "Keogh") Pension and Profit-sharing Plans.

    Sections 401(a) and 403(a) of the Internal Revenue Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants.

Section 403(b) Policies.

    Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Purchasers of the Contracts for use as a "Section 403(b) Policy" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts. In particular, purchasers and their advisers should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase

Payments and the Contract Value. It is possible that the IRS could characterize the death benefit as an "incidental death benefit." If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Policy. Even if the IRS characterized the benefit under the Contract as an incidental death benefit, the death benefit is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her Section 403(b) Policy.

    Section 403(b) Policies contain restrictions on withdrawals of:

  (i)
  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

  (ii)
  earnings on those contributions; and

  (iii)
  earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

    These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) Policy or into a Section 403(b)(7) custodial account.)

Deferred Compensation Plans of State and Local Governments and Tax-exempt Organizations.

    Section 457 of the Internal Revenue Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

Direct Rollovers

    If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Internal Revenue Code, or is a Section 403(b) Policy, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Internal Revenue Code, qualified annuity plan under section 403(a) of the Internal Revenue Code, or section 403(b) annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Internal Revenue Code and distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more).

    Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

    Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

GENERAL MATTERS

The Contract

    The Contract and its attachments, including the copy of your application and any endorsements, riders and amendments, constitute the entire agreement between you and us. All statements in the application shall be considered representations and not warranties. The terms and provisions of this Contract are to be interpreted in accordance with the Internal Revenue Code and applicable regulations.

Error In Age Or Gender

    When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

    If after we receive proof of age and gender (where applicable) we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Overpayments and underpayments will accrue interest at an annual effective rate of 3%.

Incontestability

    We will not contest the Contract.

Non-participation

    The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

Assignment

    You have the right to assign the Contract if it is a Non-Qualified Contract. We do not assume responsibility for the assignment. Any claim made under an assignment is subject to proof of the nature and extent of the assignee's interest prior to payment by us. Assignments have federal income tax consequences. (See "Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

Notice

    All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our administrative office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

    No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Internal Revenue Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

    At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

    Benefits due under this Contract are payable from our administrative office. The Owner may apply the settlement proceeds to any payout option we offer for such payments at the time the election is made. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time the payment is made. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

    If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

    To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

    The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

    The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Internal Revenue Code and with applicable regulations.

No Default

    The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

    The offering of the Contracts is continuous; however, Protective Life reserves the right to stop offering the Contracts at any time. Investment Distributors, Inc. ("IDI") serves as principal underwriter (as defined in the 1940 Act) for the Contracts and IDI has agreed to use its best efforts to sell the Contracts. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker/dealer and is a member of the National Association of Securities Dealers, Inc.

    The Contracts are sold by agents who are licensed by applicable state insurance authorities to sell Protective Life's Contracts and who are also registered representatives of broker/dealers having a distribution agreement with such broker/dealer. IDI will receive the 12b-1 fees assessed against shares of certain Funds attributable to the Contract as compensation for providing certain distribution and shareholder support services.

    Protective Life will pay commissions to broker/dealers who sell the Contracts. While commissions may vary, we do not expect them to exceed 8% of any Purchase Payment. As compensation for marketing, training and/or other services provided, we may pay broker/dealers asset-based amounts, bonuses, overrides and marketing allowances in addition to ordinary commissions. These payments, which may be different for different broker/dealers, will be made by Protective Life or IDI out of their own assets and will not change the amounts paid by Contract owners to purchase, hold or surrender their Contracts. We may use any of our corporate assets to cover the cost of distribution, including any profit from the mortality and expense risk charge.

Inquiries

    You may make inquiries regarding a Contract by writing to Protective Life at its administrative office.

LEGAL PROCEEDINGS

    There are at present no legal proceedings to which the Variable Account is a party or the assets of the Variable Account are subject. Protective Life is involved in pending and threatened proceedings in which claims for monetary damages or penalties may be asserted. Management, after consultation with legal counsel, does not believe that such proceedings are material, nor does it anticipate the ultimate liability arising from any such proceeding would be material, to Protective Life in relation to its total assets. Such proceedings are not related to the Variable Account.

VOTING RIGHTS

    In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

    The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner has no voting rights.

    The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

    Shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

    Each person having a voting interest in a Sub-Account will receive proxy materials, reports, and other materials relating to the appropriate Fund.

FINANCIAL STATEMENTS

    The audited statement of assets and liabilities of The Variable Annuity Account A of Protective Life as of December 31, 2000, and 1999 and the related statements of operations and changes in net assets for the year ended December 31, 2000, and 1999 as well as the Report of Independent Accountants are contained in the Statement of Additional Information.

    The audited consolidated balance sheets for Protective Life as of December 31, 2000 and 1999 and the related consolidated statements of income, share-owner's equity, and cash flows for the three years ended December 31, 2000 and the related financial statement schedules as well as the Report of Independent Accountants are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

    Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Investment Products Division, customer service center at the address shown on the cover.

    Please send me a free copy of the Statement of Additional Information for the Protective Variable Annuity issued by Protective Life and Annuity Insurance Company.

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TABLE OF CONTENTS
DEFINITIONS
EXPENSES
  EXAMPLES
SUMMARY
  The Contract
  Federal Tax Status
CONDENSED FINANCIAL INFORMATION
  Sub-Accounts
  Accumulation Units
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
  Protective Life Annuity and Insurance Company
  Variable Annuity Account A of Protective Life
  Administration
  The Funds
  Protective Investment Company (PIC)
  Van Kampen Life Investment Trust
  MFS® Variable Insurance TrustSM
  Oppenheimer Variable Account Funds
  Calvert Variable Series, Inc.
  Van Eck Worldwide Insurance Trust
  Goldman Sachs Variable Insurance Trust
  Other Information about the Funds
  Other Investors in the Funds
  Addition, Deletion or Substitution of Investments
DESCRIPTION OF THE CONTRACT
  The Contract
  Parties to the Contract
  Issuance of a Contract
  Purchase Payments
  Right To Cancel
  Allocation of Purchase Payments
  Variable Account Value
  Transfers
  Surrenders and Partial Surrenders
THE GUARANTEED ACCOUNT
DEATH BENEFIT
SUSPENSION OR DELAY IN PAYMENTS
CHARGES AND DEDUCTIONS
  Surrender Charges (Contingent Deferred Sales Charge)
  Mortality and Expense Risk Charge
  Administration Charges
  Transfer Fee
  Contract Maintenance Fee
  Fund Expenses
  Premium Taxes
  Other Taxes
ANNUITIZATION
  Annuity Commencement Date
  Annuity Income Payments
  Annuity Options
  Minimum Amounts
  Death of Annuitant or Owner After Annuity Commencement Date
YIELDS AND TOTAL RETURNS
  Yields
  Total Returns
  Standardized Average Annual Total Returns
  Non-Standard Average Annual Total Returns
  Performance Comparisons
  Other Matters
FEDERAL TAX MATTERS
  Introduction
  The Company's Tax Status
TAXATION OF ANNUITIES IN GENERAL
  Tax Deferral During Accumulation Period
  Taxation of Partial and Full Surrenders
  Taxation of Annuity Payments
  Taxation of Death Benefit Proceeds
  Assignments, Pledges, and Gratuitous Transfers
  Penalty Tax On Premature Distributions
  Aggregation of Contracts
  Loss of Interest Deduction Where Contract Is Held By Or For the Benefit of Certain Nonnatural Persons
QUALIFIED RETIREMENT PLANS
  In General
  Direct Rollovers
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
  The Contract
  Error In Age Or Gender
  Incontestability
  Non-participation
  Assignment
  Notice
  Modification
  Reports
  Settlement
  Receipt of Payment
  Protection of Proceeds
  Minimum Values
  Application of Law
  No Default
DISTRIBUTION OF THE CONTRACTS
  Inquiries
LEGAL PROCEEDINGS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION